SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 26, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                        95-4479735
         ----------                                    --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                           Index of Exhibits on Page 2



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Item 7. Financial Statements and Exhibits

(a)  Financial Statements

          Not Applicable


(b)  Pro Forma Financial Information

          Not Applicable


(c)  Exhibits

          99.1 News Release issued by The Sports Club Company, Inc. dated May 26, 2004


Item 9. Regulation FD Disclosure

     On May 26, 2004. The Sports Club Company, Inc. (the "Company") issued a press release announcing that it was delaying the reporting of its first quarter 2004 financial statements. We previously announced that we were delaying the reporting of our fiscal 2003 year-end and fourth quarter results due to certain issues relative to the application of Statement of Financial Accounting
Standards  No.  142,  Goodwill  and Other  Intangible  Assets and  Statement  of
Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. We also reported that we did not meet the prescribed May 24, 2004 extension date for filing of our Quarterly Report on Form 10-Q with the Securities and Exchange Commission. Preliminary operating results for the first quarter ended March 31, 2004 without reflecting any adjustments related to the impairment of fixed assets were included in the Press Release. The Company stated it expects to file its Annual report on Form 10-K and Quarterly report on Form 10-Q prior to June 11, 2004. A copy of the May 26, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.




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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 26, 2004                         THE SPORTS CLUB COMPANY, INC.



                                           By:   /s/ Timothy O'Brien
                                               --------------------------------
                                                     Timothy M. O'Brien
                                                     Chief Financial Officer



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                                                                   EXHIBIT 99.1


                                  NEWS RELEASE




For Immediate Release                     CONTACT: Timothy M. O'Brien
                                                   Chief Financial Officer
                                                   The Sports Club Company, Inc.
                                                   (310) 479-5200



                          THE SPORTS CLUB COMPANY, INC.
                      ANNOUNCES DELAYED FINANCIAL REPORTING


LOS ANGELES, CA (May 26, 2004) - The Sports Club Company, Inc. (AMEX: SCY) today announced that it will delay reporting its first quarter 2004 operating results. The Company previously announced that it was delaying the reporting of its final 2003 year-end and fourth quarter results due to certain issues relative to the application of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets ("FAS No. 142"), and Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("FAS No. 144"). Substantially all of the work required to prepare the Company's consolidated financial statements for both the fourth quarter 2003 and first quarter 2004 has been completed; however the complexities associated with accounting for the recoverability of goodwill and the impairment of fixed assets have precluded the completion of the final financial statements. As a result, the Company has not filed its required financial reports with the Securities and Exchange Commission. Preliminary operating results for the first quarter ending March 31, 2004, without reflecting any adjustments related to the impairment of fixed assets, are attached to this press release.


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FAS No. 142 requires companies test for recoverability of goodwill on a periodic basis. Recently, the Company determined that the methodology it has been using to evaluate goodwill for recoverability was not in accordance with generally accepted accounting principles, and that an alternative method must be used. Further, the Company concluded that the new methodology should be reapplied to its 2002 financial statements. The Company has preliminarily concluded that it should record a charge of $5.1 million effective January 1, 2002 to write off the goodwill associated with its New York Clubs.

FAS No. 144 requires a company to test for the impairment of fixed assets on a periodic basis. The Company recently engaged an outside professional valuation firm to assist it in determining if the fixed assets at certain of its locations have been impaired. The valuation firm and the Company have completed this evaluation and their work is currently being reviewed by the Company's independent auditors.

Because of the time required to complete the accounting evaluations required by FAS No. 142 and FAS No. 144, management was not able to finalize the Company's consolidated financial statements and file its Annual and Quarterly Reports on Form 10-K and 10-Q for the periods ended December 31, 2003 and March 31, 2004 by the prescribed extended due dates. The Company expects to complete this work, and also to file its Annual and Quarterly Reports prior to June 11, 2004.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."

                                       ###






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                          THE SPORTS CLUB COMPANY, INC.
         PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
               For The Three Months Ended March 31, 2003 and 2004
                (Amounts in thousands, except per share amounts)

                                                           Three Months Ended
                                                               March 31,
                                                           2003         2004
                                                           ----         ----
Revenues:
   Membership revenues................................. $  32,403    $   35,921
   Reimbursed costs....................................       258         1,257
                                                        ---------    ----------
     Total revenue.....................................    32,661        37,178

Operating expenses:
   Direct..............................................    26,349        30,042
   Reimbursed costs....................................       258         1,257
   General and administrative..........................     1,973         2,046
   Selling.............................................     1,367         1,531
   Depreciation and amortization.......................     2,960         3,172
   Pre-opening expenses................................       139            46
                                                        ---------    ----------
     Total operating expenses..........................    33,046        38,094
                                                        ---------    ----------
       Loss from operations............................      (385)         (916)

Other expenses:
   Net interest expense................................     3,280         3,688
   Minority interests..................................        38            38
   Non-recurring items.................................        --         1,104
                                                        ---------    ----------

       Loss before income taxes........................    (3,703)       (5,746)

Income tax expense.....................................       192           168
                                                        ---------    ----------

       Net loss........................................    (3,895)       (5,914)

Dividends on preferred stock...........................       348           381
                                                        ---------    ----------

       Net loss attributable to common shareholders.... $  (4,243)   $   (6,295)
                                                        ==========   ==========

Net loss per share:
   Basic and diluted................................... $   (0.23)   $    (0.34)
                                                        ==========   ==========

Weighted average shares outstanding:
   Basic and diluted...................................    18,160        18,565
                                                        =========    ==========


(1) The final 2003 and 2004 operating results may vary significantly from these preliminary operating results.


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